Supplement dated November 27, 2019
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
CTIVP ® - AQR International Core Equity Fund	5/1/2019
Effective December 31, 2019, Jacques Friedman will retire from AQR Capital Management, LLC (AQR) and will no longer serve as a portfolio manager of the Fund. Additionally, effective January 1, 2020, the portfolio manager information under the heading "Fund Management” in the "Summary of CTIVP® - AQR International Core Equity Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
The rest of the section remains the same.
Effective January 1, 2020, the portfolio manager information under the heading "Portfolio Managers” in the "More Information About CTIVP® - AQR International Core Equity Fund - Portfolio Management" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Michele Aghassi, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Andrea Frazzini, Ph.D.	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	2018
Ronen Israel	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Lars Nielsen	Portfolio Manager and Principal of AQR	Co-Portfolio Manager	January 2020
Ms. Aghassi is a Principal of AQR. Ms. Aghassi joined AQR in 2005 and serves as a portfolio manager for the firm’s equity strategies. She earned a B.Sc. in applied mathematics from Brown University and a Ph.D. in operations research from the Massachusetts Institute of Technology.
Mr. Frazzini is a Principal of AQR. Mr. Frazzini joined AQR in 2008 and is the Co-Head of AQR’s Global Stock Selection team. He earned a B.S. in economics from the University of Rome III, an M.S. in economics from the London School of Economics and a Ph.D. in economics from Yale University.
Mr. Israel is a Principal of AQR. Mr. Israel joined AQR in 1999 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading. He earned a B.S. in economics from the Wharton School at the University of Pennsylvania, a B.A.S. in biomedical science from the University of Pennsylvania’s School of Engineering and Applied Science, and an M.A. in mathematics from Columbia University.
Mr. Nielsen is a Principal of AQR. Mr. Nielsen joined AQR in 2000 and currently serves as the Co-Head of Portfolio Management, Research, Risk and Trading. He earned a B.Sc. and an M.Sc. in economics from the University of Copenhagen.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6546-132 A (11/19)